Filed Pursuant to Rule 497(e)
                              RREEF Securities Trust 1940 Act File No. 811-09589 RREEF Securities Trust 1933 Act File No. 333-87521


                             RREEF SECURITIES TRUST
                          SUPPLEMENT DATED MAY 21, 2002
                                       TO
                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 28, 2002

         The following information supplements and should be read in conjunction with the Statement of Additional Information, dated March 28, 2002, of RREEF Securities Trust (the "Fund").

Investment Adviser

         RREEF America L.L.C. (the "Adviser"), 875 North Michigan Avenue, 41st Floor, Chicago, Illinois, serves as the investment adviser of the Fund. The Adviser's ultimate parent company is RoPro U.S. Holding, Inc. ("RoPro").

         On April 23, 2002, RoPro was acquired by Deutsche Bank Americas Holding Corporation ("DB Americas"), a wholly-owned subsidiary of Deutsche Bank AG, a publicly-traded German bank (NYSE: DB). DB Americas and the New York Regional Head Office of Deutsche Bank AG are located 31 West 52nd Street, New York 10019. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

         The RoPro sale resulted in an assignment of the prior investment management agreement between the Fund and the Adviser under the Investment Company Act of 1940. Upon the occurrence of the assignment, that agreement automatically terminated pursuant to its terms. The Adviser is currently providing investment advisory services to the Fund pursuant to an Interim Investment Management Agreement, dated as of April 23, 2002 (the "Interim Agreement"). The terms and conditions of the Interim Agreement (including the amount of compensation to the Adviser) are substantially the same as under the prior investment management agreement except as follows:

       o The Interim Contract terminates 150 days following the date on which the prior agreement terminated or upon shareholder approval of a new, final investment management agreement, whichever occurs first.

       o The Fund's Board of Trustees or a majority of the Fund's outstanding voting securities may terminate the Interim Agreement at any time, without penalty, on not more than ten (10) calendar days' written notice.

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       o  Compensation earned by the Adviser under the Interim Agreement will be held in an interest-bearing escrow account with the Fund's custodian or a bank. However, if a majority of the Fund's outstanding voting securities approve a new, final investment management agreement by the end of the Interim Agreement's term, the amount in the escrow account (including interest earned) will be paid to the Adviser; but if a majority of the Fund's outstanding voting securities do not approve a new, final investment management agreement, the Adviser will be paid, out of the escrow account, the lesser of (1) any costs incurred in performing the agreement (plus interest earned on that amount while in escrow) or (2) the total amount in the escrow account (plus interest earned).

         The Fund's Board of Trustees, including a majority of Independent Trustees appearing in person, held a special meeting on April 8, 2002 for the purpose of reviewing and approving the Interim Agreement. The Trustees unanimously approved the Interim Agreement after determining that the scope and quality of services to be provided to the Fund under the Interim Agreement would be at least equivalent to the scope and quality of services provided under the prior agreement. The Trustees also considered the following factors when deciding whether to approve the Interim Agreement:

       o  The management and advisory needs of the Fund.

       o The organizational capability and financial condition of the Adviser before and after the sale.

       o Conditions and trends prevailing generally in the economy, the securities markets, the mutual fund industry, and the Fund's investment sector (i.e. real estate securities).

       o  The historical relationship between the Fund and the Adviser.

       o The fairness and reasonableness of the management and advisory fee structure after the RoPro sale in light of the Adviser's fiduciary duty under Section 36(b) of the Investment Company Act of 1940. When determining the fairness and reasonableness of the advisory fee, the Trustees also considered:

       o  The Adviser's costs of providing advisory services.

       o  The nature and quality of the Adviser's services.

       o The payments received by the Adviser from all sources involving the Fund, including benefits received from the Fund's 12b-1 plans and related agreements.

       o Economies of scale resulting from any potential increase in the Fund's size.

       o The relationship between the amount of the advisory fee and the fees paid by other peer funds of similar size and objective.

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Brokerage Allocation and Other Practices

         As a result of the RoPro sale, Deutsche Bank AG and its broker-dealer and electronic communications network (i.e., ECN) affiliates, including Deutsche Bank Securities Inc. and Deutsche Bank Alex. Brown ("DB Alex. Brown"), became affiliated persons of the Fund and the Adviser. Those broker-dealer affiliates may occasionally effect or execute securities transactions for the Fund, subject to applicable restrictions under law and certain affiliate-transaction procedures adopted by the Fund.

         The Adviser currently uses approximately 35 different broker-dealers in the course of its securities business. On an historical basis, DB Alex. Brown has accounted for between 4% to 6% of the Adviser's trading volume on an annual basis as measured by total commission dollars. DB Alex. Brown has spent considerable resources in developing expertise in the REIT market, and it is widely recognized by the real estate securities industry.

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